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                                                               EXHIBIT 23.2

                       INDEPENDENT AUDITORS' CONSENT

   We consent to the use in this Amendment No. 1 to Registration Statement No. 333-89585 of ACT Manufacturing, Inc. on Form S-3 of our report dated October 15, 1999, appearing in the Prospectus, which is part of this Registration Statement.

   We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP
---------------------------

Deloitte & Touche LLP

Boston, Massachusetts

November 1, 1999